Exhibit 10.25

SECOND AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

SECOND AMENDMENT (this “Second Amendment”), dated as of October 5, 2016 among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower has entered into that certain Second Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by the First Amendment to the Second Lien Credit Agreement dated as of June 1, 2016, the “Credit Agreement”), among the Borrower, Holding, the several Lenders party thereto from time to time, the Administrative Agent, and the Collateral Agent;

WHEREAS, pursuant to Subsection 10.1 of the Credit Agreement, the Borrower and the Lenders party hereto, constituting no less than the Required Lenders (determined immediately prior to giving effect to this Second Amendment), agree to the amendment of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.         Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.         Amendment of the Credit Agreement.

(a)              Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definitions, to appear in proper alphabetical order:

“First Lien Second Increase Supplement”: the Increase Supplement pursuant to the First Lien Credit Agreement, dated as of October 5, 2016, among the Borrower, each lender party thereto and the First Lien Agent, pursuant to which the Borrower obtained Supplemental Term Loan Commitments (as defined in the First Lien Credit Agreement) in an aggregate principal amount of $90.0 million under the First Lien Credit Agreement.

“Second Amendment”: the Second Amendment with respect to this Agreement, dated as of October 5, 2016, by and among the Borrower, Holding, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“Second Amendment Effective Date”: the date on which each of the conditions set forth or referred to in Section 3 of the Second Amendment is satisfied or waived.

(b)              The definition of “Maximum Incremental Facilities Amount” is hereby amended as follows:

(i)               by deleting “$90.0 million” and replacing it with “$180.0 million” in clause (i) of such definition; and

(ii)              by adding the following sentence at the end of such definition:

The parties hereto acknowledge and agree that (i) the 2016-1 Supplemental Term Loans (as defined in the First Lien Second Increase Supplement), which are in an aggregate principal amount of $90.0 million, are and shall remain incurred in reliance on clause (i) of the definition of Maximum Incremental Facilities Amount and (ii) except as set forth above, as of the Second Amendment Effective Date, no other amount has been incurred in reliance on clause (i) of the definition of Maximum Incremental Facilities Amount.

(c)              Subsection 7.1(b)(iii)(A) of the Credit Agreement is hereby amended by deleting “date hereof” and replacing it with “Second Amendment Effective Date”.

SECTION 3.         Conditions to Effectiveness of Second Amendment. The effectiveness of this Second Amendment is subject to the satisfaction or waiver of the following conditions:

(a)                   Second Amendment. The Administrative Agent shall have received the following, each of which shall be originals or facsimiles or “.pdf” or “tiff” files unless otherwise specified, each dated as of the Second Amendment Effective Date:

(i)                                     this Second Amendment executed and delivered by a duly authorized officer of the Borrower, the Administrative Agent and Lenders constituting no less than the Required Lenders (determined immediately prior to giving effect to this Second Amendment); and

(ii)                                  the Increase Supplement pursuant to the First Lien Credit Agreement, executed and delivered by a duly authorized officer of each of the parties thereto.

(b)                   Fees and Expenses. All costs, fees, expenses (including legal fees and expenses) and other compensation contemplated under the Credit Agreement or as separately agreed to by the Borrower and Credit Suisse Securities (USA) LLC prior to the date hereof payable to Credit Suisse Securities (USA) LLC, the Administrative Agent or the Lenders, shall have been paid to the extent due.

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SECTION 4.         Effects on Loan Documents; Acknowledgement.

(a)              Except as expressly set forth herein, (i) this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. On and as of the Second Amendment Effective Date, each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents. This Second Amendment shall constitute a Loan Document for purposes of the Credit Agreement and each other Loan Document and from and after the Second Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Second Amendment. Each of the Loan Parties hereby consents to this Second Amendment and confirms and reaffirms all obligations of such Loan Party under the Loan Documents (as amended pursuant to this Second Amendment) to which such Loan Party is a party.

(b)              The Administrative Agent shall promptly notify the Borrower of the occurrence of the Second Amendment Effective Date and such notice shall be conclusive and binding.

SECTION 5.         Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 6.         Governing Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7.         Headings. The headings of this Second Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

LBM BORROWER, LLC,
as Borrower

By:	/s/ Brian Hein
Name:	Brian Hein
Title:	Assistant Vice President

[Signature Page to Second Amendment to Hammer Second Lien Credit Agreement]

LBM MIDCO, LLC
as Holdings

By:	/s/ Matthew S Edgerton
Name:	Matthew S Edgerton
Title:	Vice President

[Signature Page to Second Amendment to Hammer Second Lien Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as Administrative Agent, Collateral Agent and Lender

By:	/s/ CHRISTOPHER DAY
Name:	CHRISTOPHER DAY
Title:	AUTHORIZED SIGNATORY

By:	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

[Signature Page to Second Amendment to Hammer Second Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE SECOND LIEN CREDIT AGREEMENT

ARTISAN HIGH INCOME FUND
by:	Artisan Partners Limited Partnership as Investment Manager

By:	/s/ Michael Mazza
Name:	Michael Mazza
Title:	Senior Manager, Securities Operations

[By:
Name:
Title: ]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer Second Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE SECOND LIEN CREDIT AGREEMENT

BLACKETT CAPITAL MANAGEMENT, LP

By:	/s/ Timothy M O’Connor
	Name:	Timothy M O’Connor
	Title:	CIO

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer Second Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE SECOND LIEN CREDIT AGREEMENT

BLACKSTONE/GSO STRATEGIC CREDIT FUND

BY: GSO / Blackstone Debt Funds Management LLC

as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer Second Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE SECOND LIEN CREDIT AGREEMENT

BLT 37 LLC,

By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer Second Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE SECOND LIEN CREDIT AGREEMENT

BLT 7 LLC,

By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer Second Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE SECOND LIEN CREDIT AGREEMENT

CQS AIGUILLE DU CHARDONNET MF S.C.A.
SICAV-SIF,

By:	/s/ Sarah Higgins
	Name:	Sarah Higgins
	Title:	Authorised Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer Second Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE SECOND LIEN CREDIT AGREEMENT

CQS CREDIT MULTI ASSET FUND, A SUB- FUND OF CQS GLOBAL FUNDS (IRELAND)
PLC,

By:	/s/ Sarah Higgins
	Name:	Sarah Higgins
	Title:	Authorised Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer Second Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE SECOND LIEN CREDIT AGREEMENT

FS Investment Corporation IV

By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer Second Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE SECOND LIEN CREDIT AGREEMENT

JFIN CLO 2014 LTD.
JFIN CLO 2014-II LTD.
JFIN CLO 2015 LTD.

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer Second Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE SECOND LIEN CREDIT AGREEMENT

LSTAR CAYMAN LOAN COMPANY, LTD.,

By:	/s/ Stewart L. Motley
	Name:	Stewart L. Motley
	Title:	Vice President

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer Second Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE SECOND LIEN CREDIT AGREEMENT

MERCER QIF FUND PLC (IN RESPECT OF
MERCER MULTI-ASSET CREDIT FUND),

By:	/s/ Sarah Higgins
	Name:	Sarah Higgins
	Title:	Authorised Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer Second Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE SECOND LIEN CREDIT AGREEMENT

SMRS-TOPE, LLC,
As a Tranche B Term Lender
By: HVST-TOPE LLC
Its Managing Member
By: HarbourVest Partners L.P.
Its Manager
By: HarbourVest Partners, LLC
Its General Partner

By:	/s/ Robert Wadsworth
	Name:	Robert Wadsworth
	Title:	Managing Director

[Signature Page to Second Amendment to Hammer Second Lien Credit Agreement]